Supplement dated July 13, 2009
To
Selected American Shares, Inc.
Selected Special Shares, Inc.
Selected Daily Government Fund
Statements of Additional Information
dated May 1, 2009
Davis Selected Advisers, L.P. proposed, and the Independent Directors accepted, amendments reducing the existing adviser fee schedule for Selected American Shares and Selected Special Shares. As of July 1, 2009 Selected Special Shares pays an advisory fee of 0.55% on all assets.
As of July 1, 2009, Selected American Shares pays advisory fees based upon the following schedule:
Selected American Shares Advisory Fee Schedule

NET ASSETS	VALUE OF AVERAGE DAILY
MONTHLY RATE	OF THE FUND DURING THE MONTH
0.55% of	First $3 billion
0.54% of	Next $1 billion
0.53% of	Next $1 billion
0.52% of	Next $1 billion
0.51% of	Next $1 billion
0.50% of	Over $7 billion
As of May 1, 2009 the Distributor entered into an agreement with Selected Daily Government Fund to temporarily waive the 0.25% distribution fee paid by the Fund’s Class S shares. This agreement will remain in effect until December 31, 2009.

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